SUPPLEMENT DATED FEBRUARY 3, 2014
TO
PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY
ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the Western Asset Variable Strategic Bond Portfolio (the “Fund”) that was available under your Contract.

The Fund’s Board of Trustees has determined that it is in the best interest of the Fund to terminate the Fund, and has approved the liquidation of the Fund, on or about April 30, 2014, (the “Liquidation Date”).

In anticipation of the liquidation of the Fund, effective immediately, transfers of Account Value out of the Western Asset Variable Strategic Bond Sub-Account to any other Sub-Account available under your Contract will not count against the contractual transfer limitations. You can request copies of fund prospectuses for the other available Sub-Accounts by calling us at (800) 752-7216.

As of the close of business on the Liquidation Date, any Account Value remaining in the Western Asset Variable Strategic Bond Sub-Account will automatically be transferred to the MFS Money Market Sub-Account.

After the Liquidation Date, any Dollar-Cost Averaging, Portfolio Rebalancing or automatic investment programs that have not been changed to replace the Western Asset Variable Strategic Bond Sub-Account will continue with the MFS Money Market Sub-Account replacing the Western Asset Variable Strategic Bond Sub-Account.

After the Liquidation Date, any asset allocation models which currently invest in the Fund will no longer have the same target allocations or investment profiles as they have now and, therefore will no longer be updated or automatically rebalanced.

Please retain this supplement with your prospectus for future reference.

Futurity 2/2014